Exhibit 99.1

MaxCyte Announces Preliminary Unaudited Fourth Quarter and Full Year 2022 Revenue Results and Provides 2023 Revenue Guidance

●	Full year 2022 total revenue expected to be approximately $44.3 million, representing growth of 31% over full year 2021
●	Fourth quarter 2022 total revenue expected to be approximately $12.4 million, representing growth of 22% over fourth quarter 2021
●	Installed base at year end 2022 of greater than 600 instruments compared to over 500 instruments at year end 2021
●	Total SPL partnerships of 18 at year end 2022, including 3 added in 2022; additional SPL partnership with Catamaran Bio signed in January 2023
●	Initial 2023 guidance for total revenue growth 21% to 26% over 2022, including core revenue growth of 20% to 25% over 2022, and SPL program-related revenue of approximately $6 million

ROCKVILLE, MD., March 6, 2023 -- MaxCyte, Inc., (NASDAQ: MXCT; LSE: MXCT), a leading, cell-engineering focused company providing enabling platform technologies to advance the discovery, development and commercialization of next-generation cell therapeutics and to support innovative cell-based research, today announced preliminary revenue results for the fourth quarter and full year 2022 and provided initial 2023 revenue guidance.

Preliminary Unaudited Fourth Quarter and Full Year 2022 Revenue

Management expects total revenue for the fourth quarter of 2022 to be approximately $12.4 million, up from $10.2 million in the fourth quarter of 2021, reflecting growth of approximately 22% including approximately 4% growth in core business revenue. Revenue for the quarter ended December 31, 2022 includes approximately $1.9 million of Strategic Platform Licenses (“SPLs”) program-related revenue, compared to immaterial program-related revenue in the fourth quarter of 2021.

Total revenue for the year ended December 31, 2022 is expected to be approximately $44.3 million, up from $33.9 million in full year 2021, reflecting growth of approximately 31% in total revenue and approximately 26% in core business revenue. Revenue for the year ended December 31, 2022 includes approximately $4.6 million of SPL program-related revenue, compared to $2.5 million of program-related revenue in 2021.

MaxCyte’s revenue is derived from its core business (sales and leases of instruments and sales of disposables to cell therapy and drug discovery customers), as well as program-related revenue from SPL agreements.

MaxCyte ended the year with 18 SPL partnerships, including 3 SPL partnerships added during 2022 with Intima Bioscience, LG Chem, and Curamys. MaxCyte signed an SPL partnership agreement with Catamaran Bio in January 2023, bringing the current total number of SPL partnerships to 19.

“We delivered strong growth across the business in 2022, giving us confidence as reflected in our initial 2023 revenue guidance,” said Doug Doerfler, President and CEO of MaxCyte. “Our diverse and robust partnership portfolio continues to grow with three new partnerships added in 2022, in addition to the signing of a partnership with Vertex Pharmaceuticals following the transfer from CRISPR Therapeutics for the development of its CRISPR/Cas9-based gene-edited therapy (exa-cel, formerly known as CTX001™). We were pleased to announce an additional partnership in January 2023 with Catamaran Bio to support their CAR-NK cell therapy programs for solid tumors. We look forward to further expansion of our partnerships based on a strong pipeline and the continued progression of our partners’ programs as they move into and through the clinic towards commercialization.”

In addition to revenue, management regularly reviews key business metrics to evaluate MaxCyte’s business, measure performance, identify trends affecting its business, formulate financial projections and make strategic decisions. As of the dates presented, these key metrics were as follows:

	As of December 31,
	2022	2021	2020*
Installed base of instruments (sold or leased)	>600	>500	>400
Number of active SPL partnerships	18	15	12
Total number of licensed clinical programs (SPL partnerships only)	>125	>95	>75
Total number of active licensed clinical programs under SPL partnerships currently in the clinic**	16	15	7
Total potential pre-commercial milestones under SPL partnerships	>$1.55 billion	>$1.25 billion	>$950 million

*   Amounts presented as of December 31, 2020, give effect to one SPL entered into and additional INDs cleared in January 2021.

** Number of licensed clinical programs under SPLs are by number of product candidates and not by indication.

MaxCyte’s fourth quarter and full year 2022 financial results presented in this release are preliminary and unaudited and are subject to revision based on the completion of MaxCyte’s normal quarter and year-end process and year-end audit. As a result, these preliminary results may differ from the audited actual results that will be reflected in MaxCyte’s consolidated financial statements for the year ended December 31, 2022, which we expect to issue on March 15, 2023.

2023 Revenue Guidance

Management is providing initial 2023 revenue guidance for total revenue, core business revenue and SPL program-related revenue.

Management expects full year 2023 total revenue growth between 21% and 26% over 2022, including core business revenue growth between 20% and 25% over 2022, and SPL program-related revenue of approximately $6 million.

Fourth Quarter and Full Year Financial Results

MaxCyte will report full 2022 financial results and host a conference call on March 15, 2023, at 4:30 p.m. Eastern Time. Investors interested in listening to the conference call are required to register online. A live and archived webcast of the event will be available on the “Events” section of the MaxCyte website at https://investors.maxcyte.com/.

About MaxCyte

MaxCyte is a leading, cell-engineering focused company providing enabling platform technologies to advance the discovery, development and commercialization of next-generation cell therapeutics and to support innovative, cell-based research. Over the past 20 years, we have developed and commercialized our proprietary Flow Electroporation® platform, which facilitates complex engineering of a wide variety of cells. Our ExPERT™ platform, which is based on our Flow Electroporation technology, has been designed to support the rapidly expanding cell therapy market and can be utilized across the continuum of the high-growth cell therapy sector, from discovery and development through commercialization of next-generation, cell-based medicines. The ExPERT family of products includes: four instruments, the ATx™, STx™ GTx™ and VLx™; a portfolio of proprietary related processing assemblies or disposables; and software protocols, all supported by a robust worldwide intellectual property portfolio.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our expected revenue for the quarter and year ended December 31, 2022, expected total revenue growth, core business revenue growth and SPL program-related revenue for the year ending December 31, 2023, expansion of and revenue from our SPLs and the progression of our customers' programs into and through clinical trials. The words "may," "might," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "expect," "estimate," "seek," "predict," "future," "project," "potential," "continue," "target" and similar words or expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this press release are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this press release, including, without limitation, risks associated with the timing of our customers' ongoing and planned clinical trials; the adequacy of our cash resources and availability of financing on commercially reasonable terms; general market and economic conditions that may impact investor confidence in the biopharmaceutical industry and affect the amount of capital such investors provide to our current and potential partners; and demand for our products. These and other risks and uncertainties are described in greater detail in the section entitled "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the Securities and Exchange Commission on March

22, 2022, as well as discussions of potential risks, uncertainties, and other important factors in the other filings that we make with the Securities and Exchange Commission from time to time. These documents are available under the "SEC filings" page of the Investors section of our website at http://investors.maxcyte.com. Any forward-looking statements represent our views only as of the date of this press release and should not be relied upon as representing our views as of any subsequent date. We explicitly disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

MaxCyte Contacts:

US IR Adviser

Gilmartin Group

David Deuchler, CFA

+1 415-937-5400

ir@maxcyte.com

US Media Relations

Seismic Collaborative, A Spectrum Science Company

Valerie Enes

+1 408-497-8568

valerie@teamseismic.com

Nominated Adviser and Joint Corporate Broker

Panmure Gordon

Emma Earl / Freddy Crossley

Corporate Broking

Rupert Dearden

+44 (0)20 7886 2500

UK IR Adviser

Consilium Strategic Communications

Mary-Jane Elliott / Chris Welsh

+44 (0)203 709 5700

maxcyte@consilium-comms.com